U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): March 21, 2007


                          Berkeley Technology Limited
            (Exact Name of Registrant as Specified in its Articles)
                             ----------------------

                        0-21874 (Commission File Number)
Jersey (Channel Islands) U.K.                           Not applicable
(State or Other Jurisdiction               (I.R.S. Employer Identification No.)
   of Incorporation)


                                  Minden House
                                 6 Minden Place
                                   St. Helier
                                     Jersey
                                Channel Islands
                                    JE2 4WQ
                            Tel: 011 44 1534 607700

             (Address and telephone of Principal Executive Offices)

                                      N/A


             (Former Name or Address, if Changed Since Last Report)

     The   following   information   is   furnished   pursuant   to  this   Item
7.01,"Regulation FD Disclosure" and Item 2.02, " Results of Operations and Financial Condition."


FOR IMMEDIATE RELEASE                                             March 21, 2007


                           Berkeley Technology Limited

                          Preliminary Financial Results
                               For the Year Ended
                                December 31, 2006



London, March 21, 2007 - Berkeley Technology Limited (OTCBB:  BKLYY.PK,  London:
BEK.L) (the "Company") is an international venture capital and consulting firm, primarily in the telecommunications and medical industries. The Company represents Silicon Valley and other telecommunications equipment companies in dealing with large incumbent European and Japanese telecommunications companies. Our intention is to continue operating the Company to maximize shareholder value. We are an operating company and intend to generate value through our successful efforts over time.

The Company today reported financial results for the year ended December 31, 2006. The Company's consolidated net loss from continuing operations, computed in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), for the year ended December 31, 2006, was $2.7 million, or $0.05 per diluted share and $0.53 per diluted ADR, compared with a net loss of $3.2 million, or $0.06 per diluted share and $0.64 per diluted ADR, for the year ended December 31, 2005. No dividends will be paid on the outstanding shares and ADRs for 2006.

An increase in consulting fee income of $0.2 million, a decline in operating expenses of $0.2 million and higher net investment income (after amounts credited to insurance policyholder accounts) of $0.15 million contributed toward the lower net loss from continuing operations for 2006. The Company's Jersey, Channel Islands based insurance company, London Pacific Assurance Limited ("LPAL"), continued to serve its policyholders; however, no new policies are currently being sold. Policyholder liabilities for LPAL fell during 2006 by $9.9 million to $3.6 million primarily due to maturing policies. As of December 31, 2006, LPAL's corporate bonds, cash and accrued interest totaled $13.6 million. Subsequent to December 31, 2006, the Company received a $1.2 million payment representing a partial distribution resulting from the settlements achieved in the WorldCom, Inc. securities litigation. LPAL held certain WorldCom, Inc. publicly traded bonds which it sold at a loss in 2002. The $1.2 million payment will be recognized in the first quarter of 2007 in the Company's consolidated statement of operations as a realized gain, which reverses part of the realized loss recorded in 2002. The Company expects to receive an additional $0.4 million as a final distribution later in 2007. Since these payments are for LPAL's account, they are not available to fund the operations or commitments of the Company or its other subsidiaries.

The Company's consolidated net loss including a $1.0 million loss on discontinued operations for the year ended December 31, 2006, was $3.7 million, or $0.07 per diluted share and $0.73 per diluted ADR. The $1.0 million loss on discontinued operations in 2006 resulted from the settlement reached with SunGard Data Systems Inc., as disclosed in the Company's August 10, 2006 press release. Under the terms of the settlement, the Company was required to forgo the $1.0 million escrow account.

                                      *****

Statements contained herein which are not historical facts are forward-looking statements that involve a number of risks and uncertainties that could cause the actual results of the future events described in such forward-looking statements to differ materially from those anticipated in such forward-looking statements. Factors that could cause or contribute to deviations from the forward-looking statements include, but are not limited to, (i) variations in demand for the Company's products and services, (ii) the success of the Company's new products and services, (iii) significant changes in net cash flows in or out of the Company's businesses, (iv) fluctuations in the performance of debt and equity markets worldwide, (v) the enactment of adverse state, federal or foreign regulation or changes in government policy or regulation (including accounting standards) affecting the Company's operations, (vi) the effect of economic conditions and interest rates in the U.S., the U.K. or internationally, (vii) the ability of the Company's subsidiaries to compete in their respective businesses, (viii) the ability of the Company to attract and retain key personnel, and (ix) actions by governmental authorities that regulate the Company's businesses, including insurance commissions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.


Please address any inquiries to:

Ian Whitehead                         Jersey                      (0)1534 607700
Chief Financial Officer
Berkeley Technology Limited


The Company's 2006 annual report will be sent to shareholders during May. Copies of this report may be obtained by contacting the registered office in Jersey, Channel Islands.

Form 10-K for the year ended December 31, 2006

A copy of the above document will be submitted to the U.K. Listing Authority and will be shortly available for inspection at the U.K. Listing Authority's Document Viewing Facility, which is situated at:

Financial Services Authority
25 The North Colonnade
Canary Wharf
London
E14 5HS

Tel: 020 7676 1000

Berkeley Technology Limited
Consolidated Statements of Operations (Preliminary)
Under U.S. GAAP
In thousands, except per share and ADS amounts

                                                                            Years Ended December 31,
                                                                     .....................................
                                                                        2006         2005         2004
                                                                     ...........  ...........  ...........
Continuing operations:

Revenues:
Investment income                                                    $     1,203  $     1,562  $     1,397
Insurance policy charges                                                       2            4            4
Consulting and other fee income                                              722          553          513
Net realized investment gains (losses)                                        (2)         (43)       4,700
Change in net unrealized investment gains and losses on trading
  securities                                                                  18           17      (12,373)
                                                                     ...........  ...........  ...........
                                                                           1,943        2,093       (5,759)
Expenses:
Amounts credited on insurance policyholder accounts                          468          980        1,358
Operating expenses                                                         4,152        4,344        4,629
Interest expense                                                               1            4          105
                                                                     ...........  ...........  ...........
                                                                           4,621        5,328        6,092
                                                                     ...........  ...........  ...........
Loss from continuing operations before income tax expense                 (2,678)      (3,235)     (11,851)

Income tax expense                                                             5           12          290
                                                                     ...........  ...........  ...........
Loss from continuing operations                                           (2,683)      (3,247)     (12,141)

Discontinued operations:
Loss on disposal of discontinued operations, net of income
  tax expense of $0                                                       (1,000)           -            -
                                                                     ...........  ...........  ...........
Loss on discontinued operations                                           (1,000)           -            -
                                                                     ...........  ...........  ...........
Net loss                                                             $    (3,683) $    (3,247) $   (12,141)
                                                                     ...........  ...........  ...........
                                                                     ...........  ...........  ...........




Basic and diluted loss per share and ADS:

Basic and diluted loss per share:
Continuing operations                                                $     (0.05) $     (0.06) $     (0.24)
Discontinued operations                                                    (0.02)           -            -
                                                                     ...........  ...........  ...........
                                                                     $     (0.07) $     (0.06) $     (0.24)
                                                                     ...........  ...........  ...........
                                                                     ...........  ...........  ...........

Basic and diluted loss per ADS:
Continuing operations                                                $     (0.53) $     (0.64) $     (2.39)
Discontinued operations                                                    (0.20)           -            -
                                                                     ...........  ...........  ...........
                                                                     $     (0.73) $     (0.64) $     (2.39)
                                                                     ...........  ...........  ...........
                                                                     ...........  ...........  ...........


Berkeley Technology Limited
Consolidated Balance Sheets (Preliminary)
Under U.S. GAAP
In thousands, except share amounts

                                                                                         December 31,
                                                                                  ........................
                                                                                     2006          2005
                                                                                  ...........  ...........
                                 ASSETS

Investments (principally of life insurance subsidiary):
  Fixed maturities:
    Available-for-sale, at fair value (amortized cost: $9,021 and $13,809
      as of December 31, 2006 and 2005, respectively)                             $     9,007  $    13,829
    Held-to-maturity, at amortized cost (fair value: $3,004 and $6,982
      as of December 31, 2006 and 2005, respectively)                                   3,009        7,011
  Equity securities:
    Trading, at fair value (cost: $0 and $102 as of December 31,
      2006 and 2005, respectively)                                                          -           84
    Available-for-sale, at estimated fair value (cost: $844 and
      $850 as of December 31, 2006 and 2005, respectively)                                844          850
                                                                                  ...........  ...........
Total investments                                                                      12,860       21,774

Cash and cash equivalents                                                               6,707       10,039
Cash held in escrow                                                                         -        1,027
Accrued investment income                                                                 304          609
Property and equipment, net                                                                17           43
Other assets                                                                              349          311
                                                                                  ...........  ...........
Total assets                                                                      $    20,237  $    33,803
                                                                                  ...........  ...........
                                                                                  ...........  ...........

                  LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Life insurance policy liabilities                                                 $     3,640  $    13,573
Accounts payable and accruals                                                             674          627
                                                                                  ...........  ...........
Total liabilities                                                                       4,314       14,200
                                                                                  ...........  ...........
Commitments and contingencies

Shareholders' equity:
Ordinary shares, $0.05 par value per share: 86,400,000 shares authorized;
  64,439,073 shares issued and outstanding as of December 31, 2006 and 2005             3,222        3,222
Additional paid-in capital                                                             67,718       67,660
Retained earnings                                                                       7,999       11,682
Employee benefit trusts, at cost (13,522,381 shares as of
  December 31, 2006 and 2005)                                                         (62,598)     (62,598)
Accumulated other comprehensive loss                                                     (418)        (363)
                                                                                  ...........  ...........
Total shareholders' equity                                                             15,923       19,603
                                                                                  ...........  ...........
Total liabilities and shareholders' equity                                        $    20,237  $    33,803
                                                                                  ...........  ...........
                                                                                  ...........  ...........

(1) Includes $9,851 of investments and $4,354 of cash and cash equivalents in the Company's insurance subsidiary
    (LPAL) which are not currently available to fund the operations or commitments of the Company or its other subsidiaries.

Berkeley Technology Limited
Consolidated Statements of Cash Flows (Preliminary)
Under U.S. GAAP
In thousands

                                                                           Years Ended December 31,
                                                                     .....................................
                                                                        2006         2005         2004
                                                                     ...........  ...........  ...........
Cash flows from continuing operating activities:
Net loss                                                             $    (2,683) $    (3,247) $   (12,141)

Adjustments to reconcile net loss to net cash
  provided by (used in) operating activities:
Depreciation and amortization                                                 32           36           53
Amounts credited on insurance policyholder accounts                          468          980        1,358
Net realized investment losses (gains)                                         2           43       (4,700)
Change in net unrealized investment gains and losses on trading
  securities                                                                 (18)         (17)      12,373
Net amortization of investment premiums and discounts                        185          656          572
Share based compensation                                                      58            -            -

Net changes in operating assets and liabilities:
  Trading equity securities                                                  108          441       12,009
  Accrued investment income                                                  305          128          189
  Other assets                                                               (37)         310         (112)
  Life insurance policy liabilities                                           (2)          (4)          (4)
  Accounts payable, accruals and other liabilities                           168          193          174
  Income taxes payable                                                         -            7           17

Other operating cash flows                                                    25          (22)          (6)
                                                                     ...........  ...........  ...........
Net cash provided by (used in) continuing operations                      (1,389)        (496)       9,782
                                                                     ...........  ...........  ...........
Net cash used in discontinued operations                                       -            -            -
                                                                     ...........  ...........  ...........
Net cash provided by (used in) operating activities                       (1,389)        (496)       9,782
                                                                     ...........  ...........  ...........
Cash flows from investing activities:
Purchases of held-to-maturity fixed maturity securities                   (3,036)      (8,510)           -
Purchases of available-for-sale fixed maturity securities                 (9,082)      (5,121)           -
Purchases of available-for-sale equity securities                              -            -          (15)
Proceeds from maturity of held-to-maturity fixed maturity
  securities                                                               7,000        1,350            -
Proceeds from sale and maturity of available-for-sale fixed
  maturity securities                                                     14,364       10,611        5,060
Proceeds from sale of available-for-sale equity securities                     -            -           75
Capital expenditures                                                          (7)          (9)          (5)
                                                                     ...........  ...........  ...........
Net cash provided by (used in) investing activities                        9,239       (1,679)       5,115
                                                                     ...........  ...........  ...........
Cash flows from financing activities:
Insurance policyholder benefits paid                                     (11,625)      (6,749)      (9,824)
Proceeds from disposal of shares by the employee benefit trusts                -           18            -
                                                                     ...........  ...........  ...........
Net cash used in financing activities                                    (11,625)      (6,731)      (9,824)
                                                                     ...........  ...........  ...........

Net increase (decrease) in cash and cash equivalents                      (3,775)      (8,906)       5,073
Cash and cash equivalents at beginning of year                            10,039       19,495       14,408
Foreign currency translation adjustment                                      443         (550)          14
                                                                     ...........  ...........  ...........
Cash and cash equivalents at end of year (1), (2)                    $     6,707  $    10,039  $    19,495
                                                                     ...........  ...........  ...........
                                                                     ...........  ...........  ...........

(1)   The amount for December 31, 2006 includes $4,354 in the Company's insurance subsidiary (LPAL) which is not currently available to fund the operations or commitments of the Company or its other subsidiaries.

(2)   Does not include $1,027 of cash held in escrow as of December 31, 2005.